ASSIGNMENT AND ASSUMPTION OF LEASE



          This Assignment of Lease (_Assignment_) entered into as of the _____ day of March, 1998, by and between COMMERCIAL BUSINESS SYSTEMS, INC., a Virginia corporation (_Assignor_), and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (_Assignee_).


          WHEREAS, Assignor, as tenant, and Carmel, Inc., a West Virginia corporation, (_Landlord_), as landlord, entered into a certain Lease Agreement, dated the 26th day of May 1993, amended by a Lease Extension, dated the 10th day of December, 1996 (the _Lease_), covering the real property (the _Property_) located at 300 Roxalana Road, Dunbar, West Virginia; and

          WHEREAS, Assignee has purchased substantially all of Assignor's assets relating to its computer service and support solutions business, and in connection therewith, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, the Lease and all of the rights, benefits, and privileges of the tenant thereunder;

          NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


           1.


               Assignment.  Assignor hereby  assigns unto  Assignee all  of
               the  tenant's  interest  in  the  Lease,  effective  as   of
               ________________, 1998 (the _Effective Date_).


           2.  Representations


                              .  Assignor hereby warrants and covenants  to
               Assignee that (i) Assignor is the current holder of the tenant's interest under the Lease, (ii) a true and correct copy of the Lease presently in force is attached hereto as Exhibit _A,_ and (iii) to Assignor's knowledge, no state of facts currently exists that, with the passage of time or the giving of a written notice, or both, would constitute an event of default under the terms of the Lease.


           3.


               Assumption. Assignor shall not be responsible to the Landlord under the Lease for the discharge or performance of any duties or obligations to be performed or discharged by the tenant thereunder after the Effective Date. By accepting this assignment, and by its execution, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions to be performed by the tenant under



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               the Lease, from and after the Effective Date.


           4.  Mutual Indemnification


                                     .  Assignee hereby agrees to indemnify
               and hold harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of Assignee's failure to perform any of the obligations of tenant under the Lease after the Effective Date. Assignor hereby agreements to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of the failure of Assignor to perform any of the obligations of the tenant under the Lease on or prior to the Effective Date.


           5.  Condition Precedent


                                  .  This Assignment is contingent upon the
               written consent of the Landlord.


           6.  Binding Effect

                             .  All of the covenants, terms and  conditions
               set forth herein shall be binding upon and shall inure to the benefit of the parties hereof and their respective successors and assigns.


          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.




                                        ASSIGNOR:

                                        COMMERCIAL BUSINESS SYSTEMS, INC.



               BY:_____________________________________
                                                                  President


                                        ASSIGNEE


                                                :

                                        POMEROY COMPUTER RESOURCES, INC.



               BY:_____________________________________









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                                       CONSENT

          The undersigned hereby consents to the foregoing Assignment.

                                        LANDLORD


                                                :
                                        CARMEL, INC.


               BY:_____________________________________















































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